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Exhibit 21.1

THE MILLS CORPORATION
LIST OF SUBSIDIARIES
(as of March 1, 2003)

THE MILLS CORPORATION (REIT) SUBSIDIARIES
Arizona Mills SPE Corp.
Concord Mills SPE Corp.
Crosswinds Corp.
Dover Commons SPE Corp.
Dover Mall SPE Corp.
Esplanade Mall SPE Corp.
Fashion Center Corp.
Franklin Mills GP, Inc.
Germantown Corp.
Grapevine Mills II SPE Corp.
Grapevine Mills III SPE Corp.
Grapevine Mills IV SPE Corp.
Grapevine Mills V SPE Corp.
Gwinnett Corp.
Katy Mills Mall SPE Corp.
Liberty Plaza GP, Inc.
Mount Prospect Plaza Corp.
Northpark Mall SPE Corp.
Ontario Mills II SPE Corp.
Ontario Mills III SPE Corp.
Ontario Mills Finance Corp.
Opry Mills SPE Corp.
Orange City Mills SPE Corp.
Orange City Mills Mezzanine SPE Corp.
Potomac Gurnee SPE Corp.
Riverside Square SPE Corp.
Sawgrass Mills Phase II Corp.
Sawgrass Mills Phase III SPE Corp.
Sawgrass Mills Phase III Mezzanine SPE Corp.
Sawgrass Mills Springing Member Corp.
Sunrise Mills Corp.
The Mills Limited Partnership
Vaughan Mills Advisory Services, Inc.
Western Hills Plaza Corp.
White Plains Galleria SPE Corp.
White Plains Galleria, Inc.
SUBSIDIARIES OF THE MILLS LIMITED PARTNERSHIP
Aiken SC Business Trust
Arizona Mills L.L.C.
Arizona Mills II, L.L.C.
Arizona Mills SPE, L.L.C.
Arundel Finance, L.L.C.
Arundel Mills, L.L.C.
Arundel Mills II, L.L.C.
Arundel Mills Limited Partnership
Arundel Mills II Limited Partnership

Barnwell SC Business Trust
Brevard NC Business Trust
Broward Mall Investors, L.P.
Broward Mall Limited Partnership
Broward Mall Operating Company, L.L.C.
Burnsville NC Business Trust
Candlestick Mills, L.L.C.
Candlestick Mills Limited Partnership
Cleveland OH Business Trust
Colonial Heights VA Business Trust
Colorado Mills Limited Partnership
Colorado Retail Development Company, L.L.C.
Concord Mills, L.L.C.
Concord Mills Limited Partnership
Concord Mills Mall GP, L.L.C.
Concord Mills Mall Limited Partnership
Concord Mills Residual III, L.L.C.
Concord Mills Residual III Limited Partnership
Covifa Luxembourg International S.á r.l.
Crosswinds L.L.C.
Crosswinds Center Associates of St. Petersburg (MLP) Limited Partnership
Denver West Holding Company, L.L.C.
Dillon SC Business Trust
Dover Commons Investors, L.P.
Dover Commons Limited Partnership
Dover Commons Operating Company, L.L.C.
Dover Mall II Limited Partnership
Dover Mall II Operating Company, L.L.C.
Dover Mall Investors, L.P.
Dover Mall Operating Company, L.L.C.
Elkin NC Business Trust
Esplanade Mall Investors, L.P.
Esplanade Mall Limited Partnership
Esplanade Mall Operating Company, L.L.C.
Fashion Center L.L.C.
Fashion Center Associates of Illinois No. 1 (MLP) Limited Partnership
Flatwoods KY Business Trust
Frankfort KY Business Trust
Franklin Mills, L.L.C.
Franklin Mills Associates Limited Partnership
Germantown Development Associates L.L.C.
Germantown Development Associates (MLP) Limited Partnership
Grapevine Mills Limited Partnership
Grapevine Mills II Limited Partnership
Grapevine Mills III Limited Partnership
Grapevine Mills IV Limited Partnership
Grapevine Mills V Limited Partnership
Grapevine Mills Development Company, L.L.C.
Grapevine Mills Operating Company, L.L.C.
Grapevine Mills Operating Company II, L.L.C.

Grapevine Mills Operating Company III, L.L.C.
Grapevine Mills Operating Company IV, L.L.C.
Grapevine Mills Operating Company V, L.L.C.
Gurnee Mills L.L.C.
Gurnee Mills Operating Company, L.L.C.
Gwinnett L.L.C.
Gwinnett Marketfair Associates Limited Partnership
Houston Development I L.P.
Hunt Club Road Properties Associates Limited Partnership
Jahold B.V.
Katy Mills, L.L.C.
Katy Mills Limited Partnership
Katy Mills II, L.L.C.
Katy Mills II Limited Partnership
Katy Mills Mall GP, L.L.C.
Katy Mills Mall Limited Partnership
Lakewood Commercial Development Company, L.L.C.
Liberty Plaza, L.L.C.
Liberty Plaza Limited Partnership
Madrid Xanadú 2003 S.L.
Madrid Xanadú 2004 S.L.
Mainstreet Retail Limited Partnership
Management Associates Limited Partnership
Marysville OH Business Trust
Meadowlands Mills L.L.C.
Meadowlands Mills Limited Partnership
Middlefield OH Business Trust
Mills CF Holdings Investors GP, L.L.C.
Mills CF Holdings, L.P.
Mills Consolidation I, LLC
Mills Development Company of Missouri, L.L.C.
Mills Forest Fair, LLC
Mills Global, L.L.C.
Mills Global II, L.L.C.
Mills Global Services Corp.
Mills Global Services of Spain, S.L.
Mills Holdings II, L.P.
Mills Holdings Investors II GP, L.L.C.
Mills International Acquisitions (Luxembourg) S.à r.l.
Mills-Kan Am Colorado Limited Partnership
Mills-Kan Am Pittsburgh Limited Partnership
Mills Lanett LLC
Mills Management L.L.C.
Mills Ontario Acquisitions, L.L.C.
Mills Pell City LLC
MillsServices Corp.
Mills Texas Acquisitions Limited Partnership
Mills Texas Acquisitions, L.L.C.
Mount Prospect Plaza L.L.C.
Mount Prospect Plaza (MLP) Limited Partnership

Northpark Mall Investors, L.P.
Northpark Mall Limited Partnership
Northpark Mall Operating Company, L.L.C.
Ontario Mills Finance, L.L.C.
Ontario Mills L.L.C.
Ontario Mills II, L.L.C.
Ontario Mills II Limited Partnership
Ontario Mills III, L.L.C.
Ontario Mills III Limited Partnership
Ontario Mills Limited Partnership
Opry Mills Manager, L.L.C.
Opry Mills Operating Company, L.L.C.
Orange City Mills, L.L.C.
Orange City Mills Limited Partnership
Orange City Mills II, L.L.C.
Orange City Mills II Limited Partnership
Orange City Mills GP, L.L.C.
Orange City Mills GP Member, L.L.C.
Orange City Mills Mezzanine GP, L.L.C.
Orange City Mills Mezzanine Limited Partnership
Owensboro KY Business Trust
Paris KY Business Trust
Philadelphia PA Business Trust
Pittsburgh Mills, L.L.C.
Pittsburgh Mills Limited Partnership
Potomac Mills Operating Company, L.L.C.
Reading PA Business Trust
Ringgold GA Business Trust
Riverside Square Limited Partnership
Riverside Square Operating Company, L.L.C.
Sawgrass Mills Phase II, L.L.C.
Sawgrass Mills Phase II Limited Partnership
Sawgrass Mills Phase II SPE, L.L.C.
Sawgrass Mills Phase III GP, L.L.C.
Sawgrass Mills Phase III GP Member, L.L.C.
Sawgrass Mills Phase III Limited Partnership
Sawgrass Mills Phase III Mezzanine GP, L.L.C.
Sawgrass Mills Phase III Mezzanine Limited Partnership
Sawgrass Mills Phase IV, L.L.C.
Sawgrass Mills Phase IV Limited Partnership
Sawgrass Service, L.L.C.
SF Piers 27-31, L.L.C.
Staten Island NY Business Trust
St. Louis Mills Limited Partnership
Struthers OH Business Trust
Sugarloaf Mills, L.L.C.
Sugarloaf Mills Limited Partnership
Sunrise Mills L.L.C.
Sunrise Mills/MLP, L.L.C.
Sunrise Mills (MLP) Limited Partnership

Vaughan Mills Irrevocable Grantor Trust
WEC 99J-13 LLC
WEC 99J-15 LLC
WEC 99J-16 LLC
WEC 99J-17 LLC
WEC 99J-18 LLC
WEC 99J-2 LLC
WEC 99J-20 LLC
WEC 99J-23 LLC
WEC 99J-25 LLC
WEC 99J-3 LLC
WEC 99J-32 LLC
WEC 99J-36 LLC
WEC 99J-38 LLC
WEC 99J-44 LLC
WEC 99J-49 LLC
WEC 99J-5 LLC
WEC 99J-50 LLC
WEC 99J-61 LLC
WEC 99J-62 LLC
WEC 99J-65 LLC
WEC 99J-66 LLC
WEC 99J-68 LLC
WEC 99J-71 LLC
WEC 99J-74 LLC
WEC 99J-78 LLC
Western Hills Plaza L.L.C.
White Plains Galleria Investors, L.P.
White Plains Galleria Limited Partnership
White Plains Galleria Operating Company, L.L.C.
SUBSIDIARIES OF MILLSSERVICES CORP.
1199420 Ontario Inc.
Arundel Mills Residual, L.L.C.
Arundel Mills Residual Finance, L.L.C.
Arundel Mills Residual Limited Partnership
Border Solutions, L.L.C.
Broward Mall Residual I Limited Partnership
Broward Mall Residual I, L.L.C.
Colorado Mills Residual Limited Partnership
Commonwealth Investors, Inc.
Concord Mills Residual, L.L.C.
Concord Mills Residual Limited Partnership
Dover Mall Residual I Limited Partnership
Dover Mall Residual I, L.L.C.
Esplanade Mall Residual I Limited Partnership
Esplanade Mall Residual I, L.L.C.
Franklin Mills Residual Corp.
Franklin Mills Residual Limited Partnership
Grapevine Mills Finance Corp.

Grapevine Mills Residual Operating Company, L.L.C.
Grapevine Mills Residual Limited Partnership
Katy Mills Residual, L.L.C.
Katy Mills Residual Limited Partnership
MTS Services of Tempe, L.L.C.
Mainstreet Retail, Inc.
Mainstreet Ventures, Inc.
Manufacturers @ The Mills Corp.
Mills CF Holdings Residual Investors GP, L.L.C.
Mills CF Holdings Residual, L.P.
Mills Enterprises, Inc.
Mills Global, L.L.C.
Mills-Kan Am Colorado Residual Limited Partnership
Mills-Kan Am Pittsburgh Residual Limited Partnership
MillsServices Canada Corp.
MillsServices of Grapevine, Inc.
Mills TV Corp.
Moe's Beverage, Inc.
Northpark Mall Residual I Limited Partnership
Northpark Mall Residual I, L.L.C.
Ontario Mills Residual L.L.C.
Ontario Mills Residual Limited Partnership
Orange City Mills II, L.L.C.
Orange City Mills II Limited Partnership
Pittsburgh Mills Residual Limited Partnership
Premises Providers, Inc.
St. Louis Mills Residual Limited Partnership
St. Louis Mills Residual, L.L.C.
Sugarloaf Gwinnett Entertainment Company, L.L.C.
Sugarloaf Mills Residual Corp.
Sugarloaf Mills Residual, L.L.C.
Sugarloaf Mills Residual Limited Partnership
TMC Maintenance Company
The Mills Corporation Spain B.V.
Venue3D, L.L.C.
SUBSIDIARIES OF MILLS ENTERPRISES, INC.
Fine Furniture Holdings, LLC
FoodBrand, L.L.C.
FoodBrand Colorado, L.L.C.
FoodBrand Franklin Mills, L.L.C.
FoodBrand Holdings, L.L.C.
FoodBrand Kentucky, L.L.C.
FoodBrand Management Company, L.L.C.
FoodBrand Services, Inc.
MEI Retail Holdings I, L.L.C.
MEI Retail Holdings II, L.L.C.
Moe's Beverage, Inc.
Ron Jon Surf Shop Sawgrass Mills, L.L.C.
Ron Jon Surf Shop Southern California, L.L.C.
WPFC/Mills Development Company, L.L.C.

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  Exhibit 21.1
THE MILLS CORPORATION LIST OF SUBSIDIARIES (as of March 1, 2003)